SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Investment Managers Series Trust
(Name of Registrant as Specified in Its Charter)

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INVESTMENT MANAGERS SERIES TRUST

Segall Bryant & Hamill All Cap Fund
Segall Bryant & Hamill Small Cap Value Fund

March 18, 2014

Dear Shareholder:

The shareholders of each of the Segall Bryant & Hamill All Cap Fund and Segall Bryant & Hamill Small Cap Value Fund (each, a “Fund” and collectively, the “Funds”) series of Investment Managers Series Trust (the “Trust”) are being asked to approve the appointment by the Trust’s Board of Trustees of Segall Bryant & Hamill to continue to act as the investment adviser to the Fund.

Segall Bryant & Hamill has served as investment adviser to each Fund since the Funds commenced operations on July 31, 2013.  On January 31, 2014, Thoma Bravo, LLC, a private equity firm, invested in Segall Bryant & Hamill to replace an existing investor’s investment and to provide a degree of liquidity to the senior founders of the firm (the “Transaction”).  The Transaction resulted in an assignment and termination of the then-existing advisory agreement with the Funds. In anticipation of the Transaction and these related events, the Board of Trustees of the Funds approved a new advisory agreement on December 5, 2013 (the “New Agreement”) which allows Segall Bryant & Hamill to continue to serve as the investment adviser to the Funds under terms substantially similar to those of the prior advisory agreement. The New Agreement is effective for 150 days from the date of the closing of the Transaction, unless approved by the shareholders of each Fund, in which case the New Agreement will remain in effect for a two-year period.

To provide for continuity in the operation of the Funds, you are being asked to approve the New Agreement. Under the New Agreement, Segall Bryant & Hamill will continue to provide investment advisory services to the Funds, subject to the oversight of the Board of Trustees, under terms that are similar in all material respects to the prior advisory agreement and for the same fees that are currently in effect.

Neither the investment objectives nor investment strategies of the Funds have changed as a result of the Transaction, and the investment advisory personnel of Segall Bryant & Hamill who provide services to the Funds will continue to do so.

The Transaction and the proposal are discussed in detail in the enclosed Proxy Statement. Approval of the New Agreement will neither alter the number of shares you own in the Fund(s) nor cause a change to the advisory fees charged to the Funds.

The Board of Trustees has concluded that appointing Segall Bryant & Hamill to continue to act as the investment adviser to each Fund would serve the best interests of the Fund and its shareholders.  The Board of Trustees recommends that you vote FOR the approval of the New Agreement after carefully reviewing the enclosed materials.

Your vote is important.  Upon completing your review, please take a moment to sign and return your proxy card in the enclosed postage paid return envelope.  If we do not hear from you after a reasonable amount of time, you may receive a telephone call from us reminding you to vote your shares.  On behalf of the Board of Trustees, we thank you for your continued investment in the Segall Bryant & Hamill All Cap Fund and/or Segall Bryant & Hamill Small Cap Value Fund.

Sincerely,

John Zader

President

INVESTMENT MANAGERS SERIES TRUST
SEGALL BRYANT & HAMILL ALL CAP FUND
SEGALL BRYANT & HAMILL SMALL CAP VALUE FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on April 28, 2014

A Special Meeting of Shareholders of the Segall Bryant & Hamill All Cap Fund and Segall Bryant & Hamill Small Cap Value Fund (each, a “Fund”) will be held on April 28, 2014, at 3:00 p.m., local time, at the office of Segall Bryant & Hamill, 10 S. Wacker Dr., Suite 3500, Chicago, Illinois 60606.  At the meeting, we will ask the shareholders of each Fund to vote on:

1.           Approval of a new investment advisory agreement between the Investment Managers Series Trust and Segall Bryant & Hamill; and

2.           Any other matters that properly come before the meeting.

The Board of Trustees of the Investment Managers Series Trust (the “Trust”) has unanimously approved Proposal 1 with respect to each Fund. ACCORDINGLY, THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Please read the accompanying Proxy Statement for a more complete discussion of the Proposal.

Shareholders of each Fund of record as of the close of business on February 28, 2014, are entitled to notice of, and to vote at, the Fund’s special meeting or any adjournment thereof.

YOUR VOTE IS IMPORTANT – PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

You are invited to attend the Special Meeting.  If you cannot do so, please complete and return in the enclosed postage paid return envelope the accompanying proxy, which is being solicited by the Board of Trustees of the Trust, as promptly as possible.  This is important for the purpose of ensuring a quorum at the Special Meeting.  You may revoke your proxy at any time before it is exercised by signing and submitting a revised proxy, by giving written notice of revocation to the Trust at any time before the proxy is exercised, or by voting in person at the Special Meeting.

By order of the Board of Trustees,

John Zader
President

March 18, 2014

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote.

Your vote is important.

QUESTIONS AND ANSWERS

Q. What is happening?

A. Segall Bryant & Hamill (“SBH”) serves as the investment adviser to the Funds and is responsible for the day-to-day management of each Fund’s assets. On January 31, 2014, Thoma Bravo, LLC, a private equity firm, invested in SBH to replace an existing investor’s investment and to provide a degree of liquidity to the senior founders of the firm (the “Transaction”).  The Transaction resulted in an assignment and termination of the then-existing advisory agreement with the Funds (the “Prior Agreement”). In anticipation of the Transaction and these related events, the Board of Trustees of the Funds approved a new advisory agreement on December 5, 2013 (the “New Agreement”), which allows SBH to continue to serve as the investment adviser to the Funds under terms substantially similar to those of the Prior Agreement. The New Agreement is effective for 150 days from the closing of the Transaction, unless approved by the shareholders of each Fund, in which case the New Agreement will remain in effect for a two-year period.

To provide for continuity in the operation of the Funds, the Board has determined that, following the closing of the Transaction, it is appropriate to seek shareholder approval of the New Agreement, at a special meeting of shareholders of the Fund (the “Meeting”). Under the New Agreement, SBH will continue to provide investment advisory services to the Funds, subject to the oversight of the Board of Trustees, under terms that are similar in all material respects to the Prior Agreement and for the same fees that are currently in effect.

Neither the investment objectives nor investment strategies of the Funds have changed as a result of the Transaction, and the investment advisory personnel of SBH who provide services to the Fund will continue to do so under the New Agreement, if approved by the shareholders.

Q. What proposal am I being asked to vote on?

A. At the Meeting, you will be asked to vote on the proposal below, and to transact any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof:

1. To approve a new investment advisory agreement between the Investment Managers Series Trust (the “Trust”) and SBH (the “Proposal”).

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares in one or both of the Funds and have the right to vote on this very important proposal concerning your investment.

Q. How will the Transaction or the approval of the New Agreement affect me as a Fund Shareholder?

A. Neither Fund’s investment objectives will change as a result of the completion of the Transaction or the approval of the New Agreement, and you will still own the same shares in your Fund. The terms of the New Agreement are the same as the Prior Agreement in all material respects except for the new commencement date and the 150-day term (unless the New Agreement is approved by the Funds’ shareholders). The advisory fee rates will remain the same as under the Prior Agreement. If approved by the shareholders, the New Agreement will have an initial two-year term and will be subject to annual renewal thereafter.  The SBH portfolio managers who currently manage the Funds will continue to manage the Funds under the New Agreement.

Q. Will the Funds’ names change?

A. No. The Funds’ names will not change.

Q. Has the Board of Trustees approved the New Agreement for each Fund and how do the Trustees of the Funds recommend that I vote?

A. The Board of Trustees unanimously approved the New Agreement at a meeting held on December 5, 2013, and recommends that you vote FOR the proposal.

Q. Who will bear the costs related to this proxy solicitation?

A. SBH, each Fund’s investment adviser, has agreed to bear any such costs.

Q. Who is entitled to vote?

A. If you owned shares of either Fund as of the close of business on February 28, 2014 (the “Record Date”), you are entitled to vote with respect to that Fund.

Q. When and where will the Meeting be held?

A. The Meeting will be held at the offices of Segall Bryant & Hamill, on April 28, 2014 at 3:00 p.m. Central time.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

•	By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

•	By Telephone: Call the number printed on the enclosed proxy card(s);

•	By Internet: Access the website address printed on the enclosed proxy card(s); or

•	In Person: Attend the Meeting as described in the Proxy Statement.

Q. What vote is required to approve the proposal?

A. Approval of the New Agreement with respect to a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the Investment Company Act of 1940, as amended, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. Your proxy will be voted in favor of the proposal.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Fund in writing, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person.

Q. How can I obtain a copy of each Fund’s annual or semi-annual report?

A. If you would like to receive a copy of the latest annual or semi-annual report(s) for each Fund, please call (866) 490-4999, or write to Segall Bryant & Hamill Funds, P.O. Box 2175, Milwaukee, Wisconsin 53201. The reports will be furnished free of charge.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call the Funds’ proxy information line at (877) 732-3616.  Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

INVESTMENT MANAGERS SERIES TRUST

PROXY STATEMENT
TO SHAREHOLDERS OF THE
SEGALL BRYANT & HAMILL ALL CAP FUND
SEGALL BRYANT & HAMILL SMALL CAP VALUE FUND

The Board of Trustees of the Investment Managers Series Trust (the “Trust”) is sending this Proxy Statement to the shareholders of the Segall Bryant & Hamill All Cap Fund series of the Trust (the “All Cap Fund”) and the Segall Bryant & Hamill Small Cap Value Fund series of the Trust (the “Small Cap Value Fund,” and together with the All Cap Fund, the “Funds”) in connection with the solicitation of voting instructions for use at a special meeting of shareholders of the Funds (the “Meeting”) for the purposes set forth below and in the accompanying Notice of Special Meeting of Shareholders.

This Proxy Statement is being mailed on or about March 18, 2014, to the shareholders of each Fund of record as of February 28, 2014 (the “Record Date”).  As of the Record Date, 1,286,349.687 shares of the All Cap Fund and 2,167,363.717 shares of the Small Cap Value Fund were issued and outstanding.  Information on shareholders who owned beneficially more than 5% of the shares of each Fund as of the Record Date is set forth in Appendix A.  To the knowledge of the Trust, the executive officers and trustees of the Trust as a group owned less than 1% of the outstanding shares of each Fund and of the Trust as of the Record Date.

Important Notice Regarding Availability of Proxy Materials for the Meeting to be Held on April 28, 2014.  This Proxy Statement is available on the Internet at proxyonline.com/docs/segall2014.pdf.

INTRODUCTION

On June 19, 2013, the Board of Trustees (the “Board”) appointed Segall Bryant & Hamill as investment adviser to each Fund.  Segall Bryant & Hamill has served as each Fund’s investment adviser since the Funds commenced operations on July 31, 2013.  On January 31, 2014, Thoma Bravo, LLC, a private equity firm, invested in Segall Bryant & Hamill to replace an existing investor’s investment and to provide a degree of liquidity to the senior founders of the firm (the “Transaction”).  Under the Investment Company Act of 1940, as amended (the “1940 Act”), the investment in Segall Bryant & Hamill by Thoma Bravo automatically terminated Segall Bryant & Hamill’s current investment advisory agreement with respect to each Fund.

In anticipation of the Transaction and these related events, the Board of Trustees of the Trust approved on December 5, 2013, a new investment advisory agreement with Segall Bryant & Hamill (the “New Agreement”) effective on the date of closing of the Thoma Bravo investment, to continue to manage each Fund subject to oversight by the Board of Trustees.  The New Agreement has substantially the same terms as the previous investment advisory agreement between the Trust and Segall Bryant & Hamill.

The 1940 Act requires a new investment advisory agreement of a registered investment company to be approved by a majority vote of the outstanding voting securities of that investment company.  Rule 15a-4 under the 1940 Act provides a temporary exemption from the shareholder approval requirement for an interim period of up to 150 days after termination of an advisory contract so long as the advisory compensation paid during the interim period is no greater than the compensation paid under the previous advisory agreement, and provided the investment company’s board of trustees, including a majority of the independent trustees, has approved the interim investment advisory agreement.  Pursuant to Rule 15a-4, the Board of Trustees has appointed Segall Bryant & Hamill to continue to serve as the interim investment adviser to each Fund and is seeking to obtain approval of the New Agreement by the shareholders of each Fund by April 28, 2014.  The New Agreement will terminate with respect to each Fund 150 days after its effective date unless it is approved by a majority of the shareholders of the Fund.

PROPOSAL 1:  APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

On December 5, 2013, the Board of Trustees approved the New Agreement and appointed Segall Bryant & Hamill as investment adviser to each Fund.  None of the Trustees is an “interested person” of Segall Bryant & Hamill, as that term is defined in the 1940 Act.

Consideration of New Agreement

The Board met on December 5, 2013, to consider the terms of the New Agreement.  At that meeting, the Board reviewed information regarding the Transaction between Segall Bryant & Hamill and Thoma Bravo.  The Board noted Segall Bryant & Hamill’s indication that after the close of the Transaction, Thoma Bravo would own approximately 56% of Segall Bryant & Hamill, but that governance of Segall Bryant & Hamill would be shared equally between Thoma Bravo and the existing principals of Segall Bryant & Hamill as a group.  The remaining 44% of Segall Bryant & Hamill would continue to be owned by employees.

The Board also reviewed information about the performance of each Fund since its commencement on July 31, 2013.  The Board noted that for the one-month and two-month (since inception) periods ending September 30, 2013, the All Cap Fund had outperformed the Morningstar U.S. Core Index and the Russell 3000 Index, except that the Fund had underperformed the Russell 3000 Index by 102 basis points for the since-inception period; and the Small Cap Value Fund had outperformed the Morningstar Small Core Index and the Russell 2000 Index for the one-month period but underperformed those measures for the since-inception period by 113 basis points and 240 basis points, respectively.  The Board noted, however, that each Fund had been operating for a very short period, and that evaluation of each Fund’s performance over longer periods would be more meaningful.

The Board also considered Segall Bryant & Hamill’s indication that, except as described above, it did not anticipate that the Transaction would result in any material changes to the information previously presented to the Board in connection with the Board’s review of the original investment advisory agreement with Segall Bryant & Hamill with respect to the Funds (the “Initial Agreement”) on June 19, 2013.

Consideration of Initial Agreement

At the June 2013 meeting, the Board considered a variety of matters with respect to the Initial Agreement, including the background, education and experience of Segall Bryant & Hamill’s key portfolio management and operational personnel; Segall Bryant & Hamill’s overall financial strength and stability; its regulatory compliance systems and procedures; its resources and related efforts to retain, attract and motivate capable personnel to serve the Funds; and the overall general quality and depth of Segall Bryant & Hamill’s organization.  The Board also reviewed Segall Bryant & Hamill’s investment philosophies and processes as well as its brokerage and trading practices.

The Trustees noted that Segall Bryant & Hamill managed a number of separately managed accounts with investment strategies similar to those of the Funds.  They observed that data provided by Segall Bryant & Hamill indicated that the composite investment results of its accounts managed similarly to the All Cap Fund exceeded those of the Russell 3000 Index for three of the last five calendar years, and the composite investment results of its accounts managed similarly to the Small Cap Value Fund exceeded those of the Russell 2000 Value Index for each of the last five calendar years.

The Board also reviewed information regarding the advisory fees proposed to be charged under the Initial Agreement, as well as total expense information, compared to those of peer groups of mutual funds selected by Morningstar, Inc. from its Large Blend fund category (for the All Cap Fund) and its Small Value fund category (for the Small Cap Value Fund).  With respect to the All Cap Fund, the Board observed, among other things, that the advisory fee proposed to be paid by the Fund was the same as the median advisory fee of the funds in its Morningstar peer group at asset levels up to $1 billion and 20 basis points higher than the median of funds in the Large Blend category at asset levels up to $500 million.  The Board considered that the Fund’s proposed advisory fee was higher than Segall Bryant & Hamill’s standard fee schedule for accounts managed using a strategy similar to that which will be used to manage the Fund.  The Board also considered that the estimated total annual expenses for the Fund were slightly higher (by two basis points) than the median expenses of the funds in its peer group and 25 basis points higher than the median expenses of funds in the Large Blend category.  The Board noted, however, that the estimated Fund asset size of $50 million in the Fund’s first year was approximately 10% of the average asset size of funds in the Large Blend category.

With respect to the Small Cap Value Fund, the Board observed, among other things, that the advisory fee proposed to be paid by the Fund was the same as the median advisory fee of the funds in its Morningstar peer group and 15 basis points higher than the median advisory fee of the funds in the Small Value fund category.  The Board considered that the Fund’s proposed advisory fee was equal to Segall Bryant & Hamill’s standard fee schedule for accounts managed using a strategy similar to that which would be used to manage the Fund.  The Board also considered that the estimated total annual expenses for the Fund were slightly higher (by five basis points) than the median expenses of the funds in its peer group and 17 basis points higher than the median expenses of the funds in the Small Value category.  The Board noted, however, that the estimated Fund asset size of $50 million in the Fund’s first year was significantly smaller than the average asset size of funds in the Small Value category.

The Board also considered information relating to the estimated profitability to Segall Bryant & Hamill of its relationship with each Fund in its first year of operations taking into account estimated assets of $50 million, noting that Segall Bryant & Hamill anticipated waiving a portion of its advisory fee with respect to each Fund during that year.  The Board noted that the estimated profitability of Segall Bryant & Hamill as a percentage of gross revenue in the first year of each Fund’s operations was reasonable. They noted that the potential benefits received by Segall Bryant & Hamill as a result of its relationship with the Funds would include not only the advisory fees paid to Segall Bryant & Hamill, but also the benefits of any deeper relationship with broker-dealers executing transactions on behalf of the Funds and any favorable publicity arising in connection with the Funds’ performance.   The Board also noted that during each Fund’s startup period the Fund’s asset levels would likely be too low to achieve significant economies of scale and that any such economies would be considered in the future as each Fund’s assets grow.

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the Initial Agreement provides for fair and equitable compensation in light of the nature and quality of the services to be provided by Segall Bryant & Hamill to each Fund and its shareholders.  The Trust and Segall Bryant & Hamill entered into the Initial Agreement effective July 31, 2013.  The initial shareholder of each Fund approved the Initial Agreement on July 31, 2013.

Conclusion

Based on its review, including its consideration of the fact that Segall Bryant & Hamill’s compensation under the proposed New Agreement is the same as its compensation under the Initial Agreement, the Board concluded that the New Agreement provides for fair and equitable compensation in light of the nature and quality of the services to be provided by Segall Bryant & Hamill to each Fund and its shareholders, and that approval of the New Agreement is in the best interest of each Fund and its shareholders.

Information Regarding Segall Bryant & Hamill

Segall Bryant & Hamill, located at 10 South Wacker Drive, Suite 3500, Chicago, Illinois  60606, is the investment adviser to the Funds.  Segall Bryant & Hamill is an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”).  Segall Bryant & Hamill is also a Commodity Pool Operator and Commodity Trading Advisor registered with the U.S. Commodity Futures Trading Commission and is a member of the National Futures Association.  As of the closing of the Transaction on January 31, 2014, Thoma Bravo owns 55.2% of Segall Bryant & Hamill and employee owners of Segall Bryant & Hamill own the remaining 44.8%.  As of December 31, 2013, Segall Bryant & Hamill had approximately $9.3 billion under management.

Thoma Bravo’s investment in Segall Bryant & Hamill was through a group of private equity funds managed by the firm, including:  Thoma Bravo Fund X, L.P., Thoma Bravo X-A, L.P., TB Special Opportunities Fund I, L.P. and Thoma Bravo Special Opportunities Fund I AIV, L.P. (together, the “TB Funds”).  Thoma Bravo is an investment adviser registered with the SEC.  Thoma Bravo and the general partners to the TB Funds are controlled and principally owned by Orlando Bravo, S. Scott Crabill, Lee M. Mitchell and Carl D. Thoma.

The names and principal occupations of each principal executive officer and director of Segall Bryant & Hamill, all located at 10 South Wacker Drive, Suite 3500, Chicago, Illinois  60606, are listed below:

Name	Principal Occupation/Title	Position(s) with the Fund (if any)
Philip L. Hildebrandt	Member of Management Board, Chief Executive Officer	None
Ralph M. Segall	Member of Management Board, Chief Investment Officer and Treasurer	Portfolio Manager of All Cap Fund
Paul A. Lythberg	Chief Compliance Officer	None
Carl D. Thoma	Member of Management Board	None
Matt Mongia	Member of Management Board	None
Mark T. Dickherber	Senior Portfolio Manager	Portfolio Manager of Small Cap Value Fund

Segall Bryant & Hamill does not serve as investment adviser or sub-adviser to any other mutual funds with the same investment objective as either Fund.

Terms of the Advisory Agreement

The terms of the New Agreement are substantially the same as the terms of the Initial Agreement, except that, as required under the 1940 Act, the New Agreement will terminate with respect to each Fund 150 days after its effective date unless it is approved by a majority of the shareholders of the Fund.

If approved by the shareholders of a Fund, the New Agreement would continue in force with respect to the Fund until April 28, 2016, unless sooner terminated as provided in the New Agreement.  The New Agreement would continue in force from year to year thereafter with respect to the Fund so long as it is specifically approved for the Fund at least annually in the manner required by the 1940 Act.

The New Agreement would automatically terminate in the event of its assignment (as defined in the 1940 Act).  The New Agreement could be terminated by the Trust at any time as to either Fund without the payment of any penalty, upon giving Segall Bryant & Hamill 60 days’ notice, provided that such termination has been directed by the Board or by a vote of the holders of a majority of the voting securities of such Fund.  The New Agreement could also be terminated by Segall Bryant & Hamill on 60 days’ written notice.

Under the Initial Agreement and the New Agreement, Segall Bryant & Hamill would be entitled to annual fees of 0.85% of the average daily net assets of the All Cap Fund and 0.95% of the average daily net assets of the Small Cap Value Fund.  However, Segall Bryant & Hamill has contractually agreed to waive its management fee and to absorb operating expenses to the extent necessary to limit those Funds’ total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) to 1.10% and 1.20%, respectively.  This agreement will remain in effect until October 31, 2014.  Segall Bryant & Hamill is permitted to seek reimbursement from a Fund of previously waived fees or reimbursements to the Fund for three years from the date fees were waived or Fund expenses were paid if such repayment can be achieved within the Fund’s expense limit in effect at the time such expense was incurred and if certain other conditions are satisfied.  The Funds commenced operations on July 31, 2013, and have not completed a full fiscal year of operations.

Required Vote

Approval of the appointment of Segall Bryant & Hamill as investment adviser to a Fund will require the vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act.  This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if the owners of more than 50% of the Fund’s shares then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.  If the appointment of Segall Bryant & Hamill is not approved with respect to a Fund, the Board of Trustees will take appropriate action to ensure continuity of management of the Fund after reviewing the available alternatives, which may include approving another investment adviser, or may liquidate the Fund.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND APPROVE THE ADVISORY AGREEMENT BETWEEN THE TRUST AND SEGALL BRYANT & HAMILL WITH RESPECT TO THE FUND.

VOTING PROCEDURES

How to Vote

This Proxy is being solicited by the Board of Trustees of the Funds.  You can vote by mail or in person at the Meeting.

To vote by mail, sign and send us the enclosed Proxy voting card in the postage paid return envelope provided.  If you vote by Proxy, you can revoke your Proxy by notifying the Secretary of the Trust in writing, or by returning a Proxy with a later date.  You also can revoke a Proxy by voting in person at the Meeting.  Even if you plan to attend the Meeting and vote in person, please return the enclosed Proxy card.  This will help us ensure that an adequate number of shares are present at the Meeting.

Proxy Solicitation

Segall Bryant & Hamill will bear the expenses incurred in connection with preparing this Proxy Statement.  In addition to the solicitation of proxies by mail, officers of the Trust and officers and employees of Segall Bryant & Hamill, without additional compensation, may solicit proxies in person or by telephone.

Quorum and Voting Requirements

The presence in person or by proxy of one third of the outstanding shares of a Fund entitled to vote will constitute a quorum for the Meeting with respect to that Fund.  If a quorum is not present, sufficient votes are not received by the date of the Meeting, or the holders of shares present in person or by proxy determine to adjourn the Meeting with respect to a Fund for any other reason, a person named as proxy may propose one or more adjournments from time to time to permit further solicitation of proxies.  A Fund will count all shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the person entitled to vote, and the broker or nominee does not have discretionary voting power on the matter) as shares that are present and entitled to vote for purposes of determining a quorum.  A majority of shares of a Fund represented at the meeting can adjourn the Fund’s meeting.  The persons named as proxies will vote in favor of adjournment those shares of the Fund which they represent if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal.  “Broker non-votes” and abstentions will have the effect of votes against adjournment.

A Fund will count the number of votes cast “for” approval of the New Agreement to determine whether sufficient affirmative votes have been cast with respect to the Fund.  Assuming the presence of a quorum, abstentions and broker non-votes have the effect of negative votes.

Information Regarding the Officers and Trustees of the Trust

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of Segall Bryant & Hamill or Thoma Bravo.  In addition, since July 31, 2011, no Trustee has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which Segall Bryant & Hamill or Thoma Bravo, any of their parents or subsidiaries, or any subsidiaries of a parent of any such entities, was or is to be a party.

GENERAL INFORMATION

The principal executive offices of the Trust are located at 803 West Michigan Street, Milwaukee, Wisconsin 53233.  Mutual Fund Administration Corporation, 2220 E. Route 66, Suite 226, Glendora, California 91740, serves as the Trust’s co-administrator, and UMB Fund Services, Inc., 803 West Michigan Street, Milwaukee, Wisconsin 53233, serves as the Trust’s other co-administrator, transfer agent, and fund accountant.  The Trust’s principal underwriter is IMST Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.  UMB Bank National Association, 928 Grand Blvd, 5th Floor, Kansas City, Missouri 64106, serves as the custodian for the portfolio securities, cash and other assets of the Trust.  Counsel to the Trust is Bingham McCutchen LLP, 355 South Grand Avenue, Suite 4400, Los Angeles, California 90071.

The Trust will furnish, without charge, a copy of the most recent annual report and semi-annual report to shareholders of the Funds upon request, once those reports become available. Requests for such reports should be directed to Segall Bryant & Hamill Funds, c/o UMB Fund Services, Inc., 803 West Michigan Street, Milwaukee, Wisconsin 53233-2301, or by calling (866) 490-4999.

Submission of Proposals for Next Meeting of Shareholders

Neither Fund holds shareholder meetings annually. Any shareholder who wishes to submit a proposal to be included in a Fund’s proxy statement and form of proxy card for the Fund’s next meeting of shareholders should send the proposal to the Fund so that it will be received within a reasonable time before the Fund begins to print and mail its proxy materials relating to such meeting.

APPENDIX A

Shareholders Owning Beneficially or of Record More than 5%
of the Segall Bryant & Hamill All Cap Fund

Shareholder Name and Address	Number of Shares Owned	Percentage of Shares Owned as of February 28, 2014
Charles Schwab and Co., Inc. San Francisco, CA 94105	933,174.354	72.54%

Shareholders Owning Beneficially or of Record More than 5%
of the Segall Bryant & Hamill Small Cap Value Fund

Shareholder Name and Address	Number of Shares Owned	Percentage of Shares Owned as of February 28, 2014
Charles Schwab and Co., Inc. San Francisco, CA 94105	1,359,410.964	62.72%

SEGALL BRYANT & HAMILL
Timely Investments... Timeless Dependability

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

Shareholder registration here

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy *voting number* found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-877-732-3616 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

Segall Bryant & Hamill All Cap Fund

INVESTMENT MANAGERS SERIES TRUST

The undersigned, revoking prior proxies, hereby appoints Paul Lythberg and Ralph Segall, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Segall Bryant & Hamill All Cap Fund (the "Fund") to be held at 10 S. Wacker Dr., Suite 3500, Chicago, Illinois 60606, on April 28, 2014, at 3:00 P.M. Central Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-888-227-9349**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 28, 2014. The proxy statement for this meeting is available at:

proxyonline.com/docs/segall2014.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Segall Bryant & Hamill All Cap Fund

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK A CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
1. Approval of a new investment advisory agreement between the Investment Managers Series Trust and Segall Bryant & Hamill	O	O	O

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

Shareholder registration here

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy *voting number* found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-877-732-3616 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

Segall Bryant & Hamill Small Cap Value Fund

INVESTMENT MANAGERS SERIES TRUST

The undersigned, revoking prior proxies, hereby appoints Paul Lythberg and Ralph Segall, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Segall Bryant & Hamill Small Cap Value Fund (the "Fund") to be held at 10 S. Wacker Dr., Suite 3500, Chicago, Illinois 60606, on April 28, 2014, at 3:00 P.M. Central Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-888-227-9349**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 28, 2014. The proxy statement for this meeting is available at:

proxyonline.com/docs/segall2014.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Segall Bryant & Hamill Small Cap Value Fund

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK A CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
1. Approval of a new investment advisory agreement between the Investment Managers Series Trust and Segall Bryant & Hamill	O	O	O

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]